SUPPLEMENT Dated February 14, 2008
To The Prospectus Dated April 30, 2007

ING GoldenSelect DVA
ING Equi-Select

For Variable Annuity Contracts
Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B or EQ

This supplement updates prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-
0066.

On January 31, 2008, the Board of Trustees of the ING Investors Trust and of the ING Variable Insurance
Trust approved a proposal to liquidate the ING EquitiesPlus Portfolio (Class S) and the ING VP Global
Equity Dividend Portfolio, respectively. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place during the second quarter of 2008, on or about April 28, 2008.

Before the liquidation date, you may reallocate contract value in the portfolios to another portfolio available under the Contract. Contract value remaining in the portfolios on the liquidation date will be reallocated to the ING Liquid Assets Portfolio (Class S). Thereafter, the ING EquitiesPlus Portfolio
(Class S) and the ING VP Global Equity Dividend Portfolio will no longer be available under the
Contract.

DVA-EquiSelect– 148151	02/2008